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                                   EXHIBIT (C)

                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D

                              -------------------

The undersigned hereby agree as follows:

         (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                          WIND POINT PARTNERS III, L.P.

                          By:    Wind Point Investors, L.L.C.
                          Its:   General Partner

                          By:
                             -------------------------------------------------
                               /s/ James P. TenBroek, Managing Director


                          WIND POINT III EXECUTIVE ADVISOR
                          PARTNERS III, L.P.

                          By:  Wind Point Investors, L.L.C.
                          Its: General Partner

                          By:
                             -------------------------------------------------
                               /s/ James P. TenBroek, Managing Director


                          WIND POINT INVESTORS, L.L.C.


                          By:
                             -------------------------------------------------
                             /s/ James P. TenBroek, Managing Director




                             -------------------------------------------------
                             /s/ Robert L. Cummings



                             -------------------------------------------------
                             /s/ James E. Forrest



                             -------------------------------------------------
                             /s/ Richard R. Kracum



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